(Losses) Gains On Derecognition Of Financial Assets Not Measured At Fair Value Through Profit Or Loss, Net (Tables)	12 Months Ended
Dec. 31, 2019
Gain Loss Arising From Derecognition Of Financial Assets [Abstract]
Table of (Loss) From Derecognition of Financial Assets not Measured at Fair Value Through Profit or Loss

	2019	2018	2017
(Loss) Income from sale of government securities	(58,259)	(208,958)	18,434
Loss from sale of private securities	(1,146)	(1,392)	—

TOTAL	(59,405)	(210,350)	18,434